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                                                                    EXHIBIT 10.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F of our Report dated April 2, 2002 with respect to the financial statements of Mar Profundo Girassol for the year ended
December 31, 2001, and to the incorporation of such Report into the company's previously filed Registration Statements on Form S-8, File Nos. 33-85168, 333-09292 and 333-74321.

BARBIER FRINAULT & ASSOCIES

Neuilly-sur-Seine, France
May 30, 2001

/s/ FRANCIS SCHEIDECKER